EXHIBIT 32.1
CERTIFICATIONS OF MICHAEL S. DELL, CHAIRMAN AND CHIEF EXECUTIVE OFFICER,
AND BRIAN T. GLADDEN, SENIOR VICE PRESIDENT
AND CHIEF FINANCIAL OFFICER, PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned officers of Dell Inc. hereby certify that (a) Dell’s Annual Report on Form 10-K for the fiscal year ended January 30, 2009, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and (b) information contained in the report fairly presents, in all material respects, the financial condition and results of operations of Dell.

/s/ MICHAEL S. DELL
Date: March 26, 2009	Michael S. Dell
Chairman and Chief Executive Officer

/s/ BRIAN T. GLADDEN
Date: March 26, 2009	Brian T. Gladden
Senior Vice President and Chief Financial Officer